

Immunic THERAPEUTICS

Immunic Therapeutics Inaugural R&D Day

NASDAQ: IMUX | May 19, 2020

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Immunic's three development programs and the targeted diseases; the potential for IMU-838 to safely and effectively target diseases; preclinical and clinical data for IMU-838; the timing of current and future clinical trials; the potential for IMU-838 as a treatment for severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) infections associated with coronavirus disease 2019 (COVID-19) and any clinical trials, collaborations and approvals relating to such potential treatment; the nature, strategy and focus of the Company; and the development and commercial potential of any product candidates of the Company. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the COVID-19 pandemic, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to meet business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Immunic's intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes.

A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned "Risk Factors," in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission ("SEC") on March 16, 2020, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 8, 2020, and in the Company's subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov or ir.immunic-therapeutics.com/sec-filings and on request from Immunic.

Any forward-looking statement made in this presentation speaks only as of the date of this presentation. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this presentation.

Agenda

1. 09:00 - 09:10 | Welcome and Company Introduction

2. 09:10 - 09:30 | Introduction to Lead Asset IMU-838

3. 09:30 - 10:00 | IMU-838 as a Potential Treatment Option for COVID-19

4. 10:00 - 10:40 |  Multiple Sclerosis
   Dr. Robert Fox

5. 10:40 - 11:15 | Clinical Development Program for IMU-838

6. 11:15 - 11:25 | Introduction to IMU-935
   11:25 - 11:40 | Positioning of IMU-935 and Ongoing Phase 1 Program

7. 11:40 - 11:50 | Introduction to IMU-856
   11:50 - 12:30 |  Inflammatory Bowel Disease
   Dr. Jean-Frederic Colombel
   12:30 - 12:45 | Positioning of IMU-856 and Clinical Planning

8. 12:45 - 01:00 | Summary and Closing Remarks

1

Immunic Therapeutics

Welcome and Company Introduction

Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.



Leadership Team

Company is led by an experienced management team


Daniel Vitt, PhD
CEO & President of Immunic


Duane Nash, MD, JD, MBA
Executive Chairman


Andreas Muehler, MD, MBA
CMO


Hella Kohlhof, PhD
CSO


Manfred Groeppel, PhD
COO


Glenn Whaley
Vice President Finance, Principal Financial and Accounting Officer

Renowned international board of directors


Duane Nash, MD, JD, MBA
Executive Chairman


Daniel Vitt, PhD
CEO & President of Immunic


Tamar Howson, CFA
Independent Director


Barclay "Buck" A. Phillips
Independent Director


Joerg Neermann, PhD
LSP


Vincent Ossipow, PhD, CFA
Omega Funds


Jan Van den Bossche
Fund+

Immunic THERAPEUTICS

Development Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	PSC	DHODH				Investigator-Sponsored Trial performed at Mayo Clinic / NIH
	COVID-19	DHODH				
IMU-935	Psoriasis	RORγt				
	Orphan AI Diseases	RORγt				
IMU-856	GI	Intestinal Barrier Function				

■ Completed or ongoing ■ In preparation or planned

Immunic THERAPEUTICS

2

Introduction to Lead Asset IMU-838

Mode of Action

Preclinical Summary

Clinical Summary

2

Introduction to Lead Asset IMU-838

Mode of Action

Preclinical Summary

Clinical Summary

IMU-838: Key Characteristics

Oral small molecule

- Active moiety vidofludimus MW 355 g/mol
- IMU-838 is calcium salt of vidofludimus
- Initially developed by 4SC AG as free acid form
- Acquired by Immunic in 2016



Chemical name (IUPAC):
2-(3-Fluoro-3´-methoxybiphenyl-4-ylcarbamoyl)-cyclopent-1-enecarboxylic acid

Small white tablet

- Oral
- Once or twice daily
- Human serum $t_{1/2}$ ~30 hours
- Human t-max ~ 2-3 hours



Immunic THERAPEUTICS

Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Activated Cells



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Metabolically silent
DHODH not important
Activation of pyrimidine de novo synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
pyrimidine pool depletion
Metabolic stress signal up
Hexim1 translocation
Block of transcriptional elongation
3 – 5 hours
Blocking of Th17/Th1 cytokines
Apoptotic gene transcript stabilization
3 days
Apoptosis

Adapted from Tan et al., 2016, Mol Cell 62

2

Introduction to Lead Asset IMU-838

Mode of Action

Preclinical Summary

Clinical Summary

IMU-838 Reduces Hyperactive Immune Cells - IL-17F/IFNγ High-Producers

Hyperactive/high-affinity immune cells are specifically dependent on DHODH

High metabolic turnover in high-affinity T cells

—

High amounts of nucleotides for mRNA synthesis (up to 100-fold higher nucleotide demand for RNA synthesis than for DNA synthesis)

—

High producers of IL-17 and IFNγ



Vehicle
IMU-838
IL-17F
0.53%
MFI 108
0.12%
MFI 38
0.25%
MFI 37
0.07%
MFI 22
IFNγ
11.83%
MFI 47
5.95%
MFI 24
IL-17A

Klotz et al., Science Translational Medicine, 11, Mai 2019

Immunic THERAPEUTICS

IMU-838 Provides a Less Inflammatory Environment

Stopping a pro-inflammatory environment

→ Repression of pro-inflammatory cytokines

IL-17A/F	IFNγ	IP-10
GM-CSF	IL-6	IL-1ß

→ Induction of some important anti-inflammatory cytokines

IL-4	IL-10

Induction of apoptosis in stimulated PBMCs[1]

10 µM of IMU-838 induces similar % of apoptosis compared with 100 µM teriflunomide



Normalized apoptotic and necrotic cell levels
6
4
3
2
1
0
Vido (10 µM)
TFNM (100 µM)
24%
23%
Total
Ann V+/ PI-
Ann V+/ PI+

Induction of regulatory macrophages in MLR[2]

Moderate induction of regulatory macrophages and strong synergism in combo with Infliximab



Induction of CD14+CD206+ macrophages (% of 6TG)
125
100
75
50
25
0
****
***
0
3
10
30
6TG
IMU-838 (µM)

1 Peripheral Blood Mononuclear Cells, 2 Mixed Lymphocyte Reaction
Kohlhof et al., Poster UEGW 2019

Immunic THERAPEUTICS

No General Antiproliferative Effects by IMU-838

IMU-838 did not induce monocyto-, neutro- and leukopenia in a mouse model of SLE

- Indicating a significantly lower bone marrow toxicity compared to Cyclophosphamide

IMU-838 has a natural selectivity towards hyper activated immune cells and exhibits no general immune suppressive features



% of Total cells
10.0
7.5
5.0
2.5
0.0
***
**
Monocytes
Neutrophils
Mixed leukocytes
Placebo
30mg
100mg
300mg
Cyp

SLE: Systemic Lupus Erythematodis
Graph is adapted from Kulkarni et al., Am J Pathol. 2010 Jun;176(6):2840-7. Epub 2010 Apr 22
Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242

Immunic THERAPEUTICS

IMU-838 Demonstrated Activity in RRMS Animal Models

- IMU-838 demonstrates dose-dependent activity in rat EAE model
- Improvement of body weight for all doses tested
- Improvement of disease severity for 20 and 60 mg/kg



A
Weight (g)
210
200
190
180
170
160
150
0
****
5
10
15
20
25
30
35
Time after treatment start (days)
B
Disease severity score
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
****
Time after treatment start (days)
Vehicle
4 mg/kg Vido
20 mg/kg Vido
60 mg/kg Vido
4 mg/kg Leflunomide

Muehler et al., 2020
RRMS: Relapsing-Remitting Multiple Sclerosis

14 Day Multiple Dosing of 35 mg Vidofludimus in Humans – Corresponds to 30 mg IMU-838


Cp (µg/ml)
Dosing
MD 35 mg
10
8
6
4
2
0
0
5
10
15
20
time [d]
Estimated Average Exposure at steady state
IC90 IL-17F and IFNγ in PBMCs
IC50 apoptosis of act. T-cells
IC50 IFNγ (~ 1.3 µg/ml) in PBMCs
IC50 hDHODH (= 0.088 µg/ml)

At 35 mg vidofludimus (~30 mg IMU-838), exposure in patients is continuously above the 90 % inhibition level (IC_{90}) of IL-17F and IFNγ

Organ distribution study in rats shows high exposure in gut, liver and lung

2

Introduction to Lead Asset IMU-838

Mode of Action

Preclinical Summary

Clinical Summary

2

IMU-838 | Clinical Summary

ENTRANCE Study IBD

Phase 1 Results

Safety Summary

Comparison to Teriflunomide

2

IMU-838 | Clinical Summary

ENTRANCE Study IBD

Phase 1 Results

Safety Summary

Comparison to Teriflunomide

ENTRANCE Study: Patient Population

All patients with steroid-dependent remission

- Two prior failed attempts to discontinue corticosteroids
- Currently on 20 mg prednisolone equivalent of higher
- No active disease

Almost equal distribution of patients with CD and UC

Median duration of disease in CD 8.2 years and in UC 3.5 years

Prior therapies other than corticosteroids (enrollment of 34 patients)

- N=25 mesalazines
- N=16 azathioprine or mercaptopurine
- N= 2 methotrexate
- N= 5 TNFα inhibitors [adalimumab (3) and infliximab (2)]

Herrlinger et al. J Crohns Colitis. 2013 Sep;7(8):636-43
CD: Crohn's Disease, UC: Ulcerative Colitis

ENTRANCE Study: Primary Efficacy Results

ENTRANCE Study:[1]

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)



Number of Patients
30
25
20
15
10
5
0
26
mITT[2]
Evaluable Patients
88.5%
Total Response
14
Complete Responders (53.9%)
9
Partial Responders (34.6%)
3
Non-Responders (11.5%)

IMU-838 had response rates of:
85.7 % in Crohn's disease
91.7 % in ulcerative colitis

[1] Herrlinger et.al., 2011, Gastroenterology 140:588.
[2] mITT: modified intent to treat

2

IMU-838 | Clinical Summary

ENTRANCE Study IBD

Phase 1 Results

Safety Summary

Comparison to Teriflunomide

IMU-838: Publication of Phase 1 Data


Safety, Tolerability and Pharmacokinetics of Vidofludimus calcium (IMU-838) After Single and Multiple Ascending Oral Doses in Healthy Male Subjects
Andreas Muehler, Hella Kohlhof, Manfred Groeppel & Daniel Vitt
European Journal of Drug Metabolism and Pharmacokinetics
ISSN 0378-7966
Eur J Drug Metab Pharmacokinet
DOI 10.1007/s13318-020-00623-7
ONLINE FIRST

IMU-838: Human Pharmacokinetic Profile

IMU-838 is orally bioavailable with linear pharmacokinetics

- Dose-linear pharmacokinetics
- T_{max} 2-3 h after dosing
- Terminal elimination half-life $t_{1/2}$ is roughly 30 hours
- Accumulation factor in multiple dosing is approximately 2
- No detrimental food effect
- Increase in t_{max} and c_{max} is thought to be related to delayed stomach emptying after food consumption


c (µg/ml)
15
10
5
0
-5
12
24
36
48
Time (h)


Average 10mg FAST vs. 10mg FED
1.800
1.600
1.400
1.200
1.000
0.800
0.600
0.400
0.200
0.000
-0.200
0
5
10
15
20
25
30
35
40
45
10mg FED
10mg FAST

Muehler et al. Eur J Drug Metab Pharmacokinet (2020). https://doi.org/10.1007/s13318-020-00623-7

Immunic THERAPEUTICS

IMU-838: Population Pharmacokinetic Model (Based on Phase 1 Studies)



Dose
Compartment
0
k_a
Compartment
Volume = V_1
Amount = A_1
k_{10}
k_{12}
k_{21}
Compartment
Volume = V_2
Amount = A_2



Ln(conc.) µg/mL
Oberserved Log (Concentration)
Median
Time (hrs.)

The prediction has been obtained by adjusting the parameters of the PK model to a body weight of 70 kg:

CL = 0.255 L/h	Q = 0.341 L/h	ka = 0.164 h-1	k12 = Q/V1
V1 = 3.145 L	V2 = 5.684 L	k10 = CL/V1	k21 = Q/V2

Observed pharmacokinetic data from 40 mg once daily IMU-838 (14-day multiple ascending dose phase 1 study) and derived population PK model

- Steady state trough levels reached within 5-7 days
- Within 10 days, IMU-838 has cleared from blood for most patients

Muehler et al. Eur J Drug Metab Pharmacokinet (2020). https://doi.org/10.1007/s13318-020-00623-7

Immunic THERAPEUTICS

2

IMU-838 | Clinical Summary

ENTRANCE Study IBD

Phase 1 Results

Safety Summary

Comparison to Teriflunomide

IMU-838: Safety Summary

Safety profile similar to placebo

- No signal for hepatotoxicity (and no higher risk of LFT elevations)
- No signal for neutropenia or alopecia
- No increased rates of infections & infestations
- No QT prolongation

Current drug exposure summary

Total exposure of more than approximately 650 human subjects and patients

Safe dose range for IMU-838

Doses of up to the highest level tested (50 mg) can be used in further clinical trials

COMPONENT Trial: Publication of Safety Summary



The Selective Oral Immunomodulator Vidofludimus in Patients with Active Rheumatoid Arthritis: Safety Results from the COMPONENT Study
Andreas Muehler, Hella Kohlhof, Manfred Groeppel & Daniel Vitt
Drugs in R&D
ISSN 1174-5886
Drugs R D
DOI 10.1007/s40268-019-00286-z
ONLINE FIRST
Drugs in R&D

COMPONENT Trial: Safety & Tolerability Data
Infections & Infestations

TEAEs (incidence ≥ 2%) by MedDRA System Organ Class	Vidofludimus 35 mg n=122		Placebo n=119	
	n	%	n	%
Total number of patients with probably related TEAEs	5	4.1	10	8.4
Gastrointestinal disorders	1	0.8	4	3.4
Investigations	0	0	3	2.5
Total number of patients with possibly related TEAEs	14	11.5	19	16.0
Gastrointestinal disorders	2	1.6	4	3.4
Infections and infestations	**3**	**2.5**	**5**	**4.2**
Investigations	3	2.5	1	0.8
Nervous system disorders	1	0.8	3	2.5
Skin and subcutaneous tissue disorders	4	3.3	1	0.8

Muehler et al. 2019
TEAE = treatment-emergent adverse events

COMPONENT Trial: Safety & Tolerability Data
Hepatic Events & Elevation of Liver Enzymes

Hepatotoxic TEAEs by preferred Term	Vidofludimus 35 mg n=122		Placebo n=119	
	n	%	n	%
Biliary Colic	0	0.0	1	0.8
Hepatic Pain	0	0.0	1	0.8
Hepatic Steatosis	0	0.0	1	0.8
Hepatocellular Injury	1	0.8	0	0.0
γ-Glutamyl Transferease Increased	1	0.8	1	0.8
Alanine Aminotransferase Increased	0	0.0	1	0.8
Hepatic Enzyme Increased	0	0.0	1	0.8
Patients with TEAEs of liver events (%)	**2**	**1.6**	**6**	**5.0**

Muehler et al. 2019
TEAE = treatment-emergent adverse events

IMU-838: Interim Dosing Analysis of Phase 2 Study in UC Established Broad Safe Dose Range (August 2019)

Goal

- Ineffective and/or intolerable IMU-838 dose(s) would be identified in this interim analysis based on all available clinical, endoscopic, biomarker, PD, and safety data
- Performed by an unblinded data review committee (DRC)

Interim Analysis Confirmed Good Safety Profile

- No intolerable dose identified
- No safety signal observed

Conclusion

The interim analysis supported that IMU-838 is a safe oral medication in patients with UC up to the highest dose used (45 mg).

2

IMU-838 | Clinical Summary

ENTRANCE Study IBD

Phase 1 Results

Safety Summary

Comparison to Teriflunomide

Teriflunomide Has a Safety Profile Not Expected From Selective DHODH Inhibition

Adverse Event	Aubagio® 14 mg (n=1002)	Aubagio® 7 mg (n=1045)	Placebo (n=997)
Headache	16%	18%	15%
ALT increased*	15%	13%	9%
Diarrhea	14%	13%	8%
Alopecia†	13%	10%	5%
Nausea	11%	8%	7%



Mean lymphocyte counts
Lymphocytes mean ± SE (10⁹/L)
2.5
2.0
1.5
1.0
0.5
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 688
992 845 848 799 700
Mean neutrophil counts
Neutrophils mean ± SE (10⁹/L)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 687
992 845 847 799 699

Aubagio® (teriflunomide) Prescribing Information
US FDA. Medical Review for teriflunomide. August 25, 2012

Immunic THERAPEUTICS

Off-Target Effects: Kinase Inhibition by Teriflunomide



→

Teriflunomide is not selective for DHODH, it also inhibits kinases such as PDGFR, Aurora A, FYN, LCK, JAK3, PIM and EGFR

Most common adverse events of EGFR inhibitors: skin disorders, diarrhea, and elevated liver enzymes. Rare cases of interstitial lung disease are also observed



Teriflunomide trough level
PIM
Aurora A
JAK3
LCK
FYN
PDGFR
EGFR
0
30
60
90
120
150
180
IC50 in µM

Mean trough level for teriflunomide 7 mg was taken from Clinical Pharmacology Biopharmaceutics Review, Teriflunomide (FDA)

Mattar u. a., "Inhibition of the Epidermal Growth Factor Receptor Tyrosine Kinase Activity by Leflunomide". Xiulong Xu, Jikun Shen, Julian W Mall, Jonathan A Myers, Wanyun Huang, Leonard Blinder, Theodore J Saclarides, James W Williams, Anita S-F Chong, In vitro and in vivo antitumor activity of a novel immunomodulatory drug, leflunomide: Mechanisms of action, Biochemical Pharmacology, Volume 58, Issue 9, 1999, Pages 1405-1413, ISSN 0006-2952, https://doi.org/10.1016/S0006-2952(99)00228-2. Manna und Aggarwal, "Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Manna und Aggarwal, „Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Siemasko u. a., "Inhibition of JAK3 and STAT6 Tyrosine Phosphorylation by the Immunosuppressive Drug Leflunomide Leads to a Block in IgG1 Production". "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth
Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen, "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth; Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen"

Immunic THERAPEUTICS

IMU-838: Pharmacokinetic Profile Well Suited for Once Daily Dosing

Lacks need for accelerated elimination procedures known from teriflunomide

IMU-838

- Half-life: 30 hours in humans
- Accumulation factor: 2
- Quick wash-out without need for elimination procedure



Ln(conc.) µg/mL
Oberserved Log (Concentration)
Median

Teriflunomide

- Half-life: 18-19 days in humans
- Accumulation factor: 100
- Accelerated elimination procedure for treatment discontinuations



The accelerated elimination procedure is thought to work by interruption of the reabsorption process at the intestinal level[2]
1
Patient stops taking AUBAGIO and cholestyramine or activated charcoal is taken orally[1,2]
Small intestines
2
Cholestyramine or activated charcoal binds to teriflunomide, helping to prevent reabsorption[2]
3
Teriflunomide is excreted in the stool[2]

Aubagio® (teriflunomide) Prescribing Information

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction	Mode of Action and Antiviral Effect	Preclinical Data
Clinical Development Program	Q&A COVID-19	

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction

Mode of Action and Antiviral Effect

Preclinical Data

Clinical Development Program

Q&A COVID-19

COVID-19 Cases per Million Inhabitants: A Comparison



Prevalence of COVID-19 per capita

Confirmed COVID-19 cases per one million population


Total cases
Spain
4,666
218,011
Ireland
4,486
21,772
Belgium
4,401
50,267
United States
3,609
1,180,634
Switzerland
3,520
29,981
Italy
3,507
211,938
Singapore
3,330
18,778
UK
2,885
191,832
France
2,532
169,583
Portugal
2,482
25,524

* Of countries with a population over four million and with over five thousand confirmed cases. As of 07:30am CET on May 5, 2020. Based on 2018 population figures. Johns Hopkins University, World Bank

Immunic THERAPEUTICS

Is Vaccination Our Best Hope for the End of the Pandemic?

More than 70 vaccine candidates are in development around the world, with at least five in preliminary testing in people.



Spike protein (S)
Receptor binding domain
Envelope protein (E)
Matrix protein (M)
Nucleoprotein (N) and viral RNA
not to scale



Current stage: Development of vaccine candidates and pre-clinical testing
Time frame unclear. 6-18 months. Maybe longer. ?
RNA vaccines
DNA vaccines
Recombinant protein vaccines
Vectored vaccines
Inactivated vaccines
Live attenuated vaccines
GMP process development[1]
Clinical trials[2]
Phase I → Phase II → Phase III
Licensure
FDA, EMA etc.
Large scale production and distribution
Administration
Immunity

Amanat F, Krammer F. SARS-CoV-2 Vaccines: Status Report. Immunity. 2020 Apr 14;52(4):583-589

The Waves of the “Spanish Flu”

The figure shows weekly combined influenza and pneumonia mortality in the United Kingdom, 1918–1919.



Deaths per 1,000 persons
25
20
15
10
5
0
6/29
7/27
8/24
9/21
10/19
11/16
12/14
1/11
2/8
3/8
4/5
1918
1919

100 YEARS AFTER ‘SPANISH FLU’: IS THE WORLD READY FOR THE NEXT PANDEMIC? Published by Gary Finnegan on October 24th, 2018
https://www.vaccinestoday.eu/stories/100-years-spanish-flu-world-ready-next-pandemic/
Figure taken originally from Jeffery K. Taubenberger and David M. Morens, Emerging Infectious Disease, 2006

The Need for Effective Therapies for COVID-19



- An effective vaccine could be more than a year away, however it cannot be guaranteed that a vaccine provides full immunity from the disease
- Even with an available vaccine, effective drug treatments and therapies help ease the strain on overwhelmed healthcare systems
- Many patients with risk factors (such as cancer treatments, immunosuppressive treatments) are vulnerable and cannot get effective vaccinations
- Make effective therapies available through stockpiling for future pandemics, in particular when mutated or novel viruses may emerge

There is tremendous need for effective therapies to be available as soon as possible.

COVID-19: The Therapeutic Challenge



Stage 1
(Early Infection)
Stage 2
(Pulmonary Phase)
Stage 3
(Hyperinflammation Phase)
IIA
IIB
Viral response phase
Host inflammatory response phase
Severity of illness
Time course

	Stage 1	Stage 2	Stage 3
Clinical Symptoms	Mild constitutional symptoms Fever >99.6˚F Dry Cough, diarrhea, headache	Shortness of Breath Hypoxia (PaO2/FiO2≤300mmHg)	ARDS SIRS/Shock Cardiac Failure
Clinical Signs	Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)	Abnormal chest imaging Transaminitis Low-normal procalcitonin	Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin) Troponin, NT-proBNP elevation

COVID-19 Illness in Native and Immunosuppressed States: A Clinical-Therapeutic Staging Proposal Siddiqi H. and Mehra M. (2020)

Antiviral vs. Immunomodulatory Treatments

Viral Replication → **Immune Overstimulation**

Direct Antiviral Therapies
Example: Remdesivir

Immunomodulators
Example: Tocilizumab

DHODH Inhibitors

Known Broad Antiviral Effects | Selective Immunomodulation

"Nucleotide starving"

→ Virus-infected host cells

→ Highly stimulated immune cells

Revised Concept of Antiviral Combinations Using IMU-838 – Combination of Virus and Host Cell Targeting

Conventional antiviral therapies

Inhibit virus replication via viral targets



IMU-838 (DHODH inhibitor)

Inhibits virus replication via host cell targets

Potential synergistic effects in combination therapy

Xiong R, et al. bioRxiv. March 2020:2020.03.11

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction	**Mode of Action and Antiviral Effect**	Preclinical Data
Clinical Development Program	Q&A COVID-19	

Summary of Rationale for IMU-838 in COVID-19

- **Dual mode of action:** orally available DHODH inhibitor with both, antiviral and anti-inflammatory effects
- **Host-based mechanism:** avoids dependence on specific viral proteins and, therefore, offers broad-spectrum antiviral activity



Uninfected Normal Cell
Virus infection
Metabolically silent
DHODH not important
Virus Infected Cell
Insufficient pyrimidine recycling
Viral replication starts
Pyrimidine de novo synthesis activated
DHODH
Block of Pyrimidine *de novo* Synthesis
IMU-838
DHODH inhibition
DHODH block
Pyrimidine pool
Metabolic stress
Antiviral Effects
Lack of nucleotides Block of viral mRNA synthesis Block of genomic virus RNA
Innate Immunity Independent of Interferon
Inhibition of virus replication
Plus attack by innate immunity

Immunic THERAPEUTICS

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction

Mode of Action and Antiviral Effect

Preclinical Data

Clinical Development Program

Q&A COVID-19

IMU-838: Activity Against SARS-CoV-2 and Other Viruses



- IMU-838 is active against SARS-CoV-2
- IMU-838 has shown broad-spectrum antiviral activity against different pathogenic viruses with EC_{50} values in single digit µM range


IMU-838
HCV
hCMV
SARS-CoV-2
Arenavirus
HIV

IMU-838: SARS-CoV-2 Preclinical Testing

Collaboration partners in Germany and the United States



Utah State University
Dr. Julander
University of Chicago
Dr. Millis
Retrovirox, San Diego
University of Würzburg
Dr. Bodem
University of Erlangen
Dr. Marschall
Bundeswehr Institute of Microbiology, Munich
Dr. Bugert
University of Freiburg
Drs. Ruzsics and Fuchs

A549-ACE2



SARS-CoV-2
Viral load inhibition (%)
10^2
10^1
10^0
10^{-1}
DMSO
IMU-838 (10 µM)

→ IMU-838 demonstrated inhibition of SARS-CoV-2 replication

A549-ACE2 cells (human lung epithelial cells, overexpressing ACE2 receptor)

- Virus RNA reduction – RT-qPCR
- $EC_{99.9}$ ~10µM

Vero76 (monkey kidney)

- Cytopathic effect – EC_{50} 5.7 µM
- Virus Yield Reduction – EC_{90} 7 µM

VeroE4 cells (monkey kidney)

- Virus RNA reduction – RT-qPCR
- EC_{90} < 10 µM

→ Further testing ongoing in

Huh7 (liver) and CaCo2 (colon) cells

IMU-838: Triple Attack on COVID-19

IMU-838 attacks COVID-19 disease by three complementary mechanisms



1. Inhibition of **virus replication** by depletion of nucleotide pool

2. Insufficient first immune response due to SARS-CoV-2 encoded interferon antagonists
   Induction of **innate immune response** by DHODH inhibition independent of interferon signaling

3. Excessive activation of adaptive immune response – "cytokine storm"
   Inhibition of "overreacting", **cytokine high** producing immune cells

Immunic THERAPEUTICS

Third Party Research Shows Synergistic Effect on Survival of Using Antiviral Drug in Combination with DHODH Inhibitor



BALB/c mice were intranasal infected with 4000PFU of A/WSN/33 virus and then intraperitoneal injected (i.p.) with PBS, DHODH inhibitor S312 (2.5, 5, 10 mg/kg), Oseltamivir (20 mg/kg) and S312+Oseltamivir (10 mg/kg+20 mg/kg) once per day from D1-D14 respectively.


5-9 d.p.i.
Weight (%)
Days post-infection
5-9 d.p.i.
Survival (%)
Days post-infection
Virus
Osel (20mg/kg)
S312 (10mg/kg)
S312 (10mg/kg)+Osel (20mg/kg)

The *in vivo* efficacy of the DHODH inhibitor S312 was compared to oseltamivir in middle-to-late phase influenza A infection (WSN or 2009 pandemic H1N1). When mice were administered oseltamivir in middle-to-late phase, survival was 0% after 14 days. However, survival was 50% when treated with the DHODH inhibitor S312 alone and 100% when treated with combination therapy (S312+oseltamivir).

Xiong R, et al. bioRxiv. March 2020.2020.03.11

Immunic THERAPEUTICS

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction	Mode of Action and Antiviral Effect	Preclinical Data
Clinical Development Program	Q&A COVID-19	

Potential Advantages of DHODH Inhibitors

- Targeting the host provides broad-spectrum antiviral activity
- Blocking viral replication and independent of potential viral mutagenesis
- May act directly on the virus replication in the infected cells and in addition induce innate immune response
- Targeting virulence would specifically lead to benefit of more severe cases
- DHODH inhibition is selective towards activated and infected cells and has no general antiproliferative or immunosuppressive effects

Antiviral vs. Immunomodulatory Treatments

Viral Replication → Immune Overstimulation

DHODH Inhibitors

Known Broad Antiviral Effects
Selective Immunomodulation

COVID-19

Mild Disease	Moderate Disease	Severe Disease

Modified WHO Ordinal Scale for Clinical Status

Patient state	Descriptor	Score
Uninfected or no longer infectious	No clinical or virological evidence of infection	0
Mild Disease	Ambulatory, virus-positive, no limitation of activities	1
	Ambulatory, virus-positive, limitation of activities	2
Moderate Disease	Hospitalized, virus-positive, no oxygen therapy	3
	Hospitalized, virus-positive, oxygen by mask or nasal prongs	4
Severe Disease	Hospitalized, virus-positive, non-invasive ventilation or high-flow oxygen	5
	Hospitalized, virus-positive, intubation and mechanical ventilation	6
	Hospitalized, virus-positive, ventilation plus additional organ support (pressors, RRT, ECMO)	7
Dead	Death	8

ECMO = extracorporeal membrane oxygenation, RRT = renal replacement therapy.



1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
Fever
Cough
fficult or labored breathing
ICU Admission
Ventilation
Test Positive

Zhou et al. Lancet. 2020 Mar 28;395(10229):1054-1062.

WHO R&D: Available from: https://www.who.int/blueprint/priority-diseases/keyaction/COVID-19_Treatment_Trial_Design_Master_Protocol_synopsis_Final_18022020.pdf

Immunic THERAPEUTICS

Proposed Treatment Regimen of IMU-838 in COVID-19 Patients

- Treatment course of 14 days
- Initial loading dose of 45mg
- Further dosing of 22.5 mg BID

	Day 0		Day 1		Days 2 to 12		Day 13	
Time	AM	PM	AM	PM	AM	PM	AM	PM
Number of tablets		2	1	1	1	1	1	1
Dose IMU-838		45 mg	22.5 mg	22.5 mg	22.5 mg	22.5 mg	22.5 mg	22.5 mg
		#	*	*	*	*	*	*

Day 0: Loading close of 45 mg IMU-838 once daily given on the erening of Day 0
* Day 1- Day 13: closing of 22.5 mg IMU-838 BID (twice daily)

Immunic THERAPEUTICS

Anticipated Pharmacokinetic Profile 22.5 mg BID 14-day Treatment in Phase 2 IMU-838 in COVID-19 Patients



25
20
15
10
5
0
IMU-838 (µM)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time (day)
SARS-CoV-2
EC90
EC50

Proposed dosing regimen ensures that therapeutic levels of IMU-838 are reached starting from first dose

Based on Population Pharmacokinetic Model for IMU-838 as described in the following publication: Muehler et al. Eur J Drug Metab Pharmacokinet. 2020 May 2. doi: 10.1007/s13318-020-00623-7

CALVID-1: Phase 2 Clinical Trial Design in COVID-19

Prospective, multicenter, randomized, placebo-controlled, double-blind phase 2 clinical trial

Eligible patients → randomization

Active:
2 x 22.5 mg IMU-838/day + investigator's choice of standard-of-care therapy

14 days treatment

Control:
2 x placebo/day + investigator's choice of standard-of-care therapy

n = 230 patients

About 10-35 clinical sites in the United States and Europe



Coordinating Investigator:
Dr. Neera Ahuja, Stanford University

www.clinicaltrials.gov: NCT04379271

Immunic THERAPEUTICS

CALVID-1: Study Population and Allowed Treatments

Study Population

- Confirmed SARS-CoV-2 infection
- Patients with moderate COVID-19 disease and clinical symptoms, defined as WHO clinical status 3 & 4 (hospitalized, not on invasive ventilation)
- Standard exclusions for pre-existing severe renal, liver and heart disease and certain biochemical parameters

Study Treatments

- Assessment of IMU-838 versus Placebo on top of standard-of-care
- No investigational drugs allowed
- No antiviral medication required in standard of care
  - No hydroxychloroquine permitted (unless taken for indicated use)
- No fixed combination treatment for IMU-838

CALVID-1: Study Endpoints

Primary Endpoint	Key Secondary Endpoints	Secondary Clinical Endpoints	COVID-19-Related Endpoints
Proportion of patients without any need for invasive ventilation	Duration of ICU treatment — 28-day all-cause mortality	Clinical improvement — Duration of hospitalization	Disease marker (such as D-dimer, LDH and CRP) — Biomarkers (such as IL-17 and IL-6) — SARS-CoV-2 viral load — SARS-CoV-2 IgA/IgG antibodies

Immunic THERAPEUTICS

3

IMU-838 as a Potential Treatment Option for COVID-19

Introduction	Mode of Action and Antiviral Effect	Preclinical Data
Clinical Development Program	Q&A COVID-19	

4

IMU-838

Development Program Multiple Sclerosis

Publication of Profile of IMU-838 for Indication MS

ELSEVIER



Vidofludimus calcium, a next generation DHODH inhibitor for the Treatment of relapsing-remitting multiple sclerosis
Andreas Muehler, Evelyn Peelen, Hella Kohlhof, Manfred Gröppel, Daniel Vitt
https://doi.org/10.1016/j.msard.2020.102129
Multiple Sclerosis and Related Disorders
Volume 43, August 2020, 102129



MULTIPLE SCLEROSIS

Vidofludimus calcium, a next generation DHODH inhibitor for the Treatment of RRMS.

The investigations highlighted that the desired selective immunomodulatory properties can be separated from general antiproliferative effects seen and related adverse events in first-generation DHODH inhibitors.

Based on data obtained from a series of pre-clinical as well as phase 1 and phase 2 studies, IMU–838 is a promising next-generation candidate for the oral treatment of RRMS. However, this will need to be confirmed in the currently ongoing Phase 2 study in RRMS patients.

Muehler A et al.

Immunic THERAPEUTICS

Teriflunomide (Aubagio®)

US Prescribing Information

- Aubagio® is indicated for the treatment of relapsing forms of MS, to include clinically isolated syndrome, RRMS, and active secondary progressive disease, in adults.
- The recommended dose of Aubagio® is 7 mg or 14 mg orally once daily. Aubagio® can be taken with or without food.



Global Sales Aubagio® in MS
Worldwide Sales (in € B)
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2013
2014
2015
2016
2017
2018
2019

Sanofi Annual Reports

Concept of inflammatory mechanisms in RRMS

1 Relapse-Related Inflammatory Mechanisms

Influencing it may mainly be visible as decrease in annualized relapse rate (ARR)

2 Relapse-Independent Inflammatory Mechanism

Influencing it may mainly be visible as delayed neurodegeneration, e.g. as delayed brain atrophy or improved disability progression



Initiation
Local Inflammation
Systematic Immune Cell Recruitment
Resolution & Tissue Restoration
Acute Injury
Chronic Neurodegeneration
Hour
Days
Weeks
Months/Years
CNS parenchymal damage
glial cell activation and local immune response
circulating leukocyte recruitment

Picture taken from: https://www.cellsignal.com/contents/research/neuroinflammation-in-neurodegenerative-diseases/role-of-neuroinflammation

Immunic THERAPEUTICS



Robert Fox

MD, FAAN

Staff Neurologist, Mellen Center for Multiple Sclerosis
Vice-Chair for Research, Neurological Institute
Cleveland Clinic, Ohio

5

IMU-838 | Clinical Development Program

Phase 2 RRMS

Phase 2 UC

Phase 2a PSC

Q&A
IMU-838

Impact of COVID-19 on Ongoing Clinical Programs for IMU-838

Patients with chronic diseases involving the immune system are usually considered higher risk patients for infections

- Data indicate that MS and UC patients do not have particularly difficult disease courses

No formal stop of enrollment for any study using IMU-838

- However, enrollment has been slow for last months
- Impact of long-term timing on studies can only be assessed with opening of health-care structures and societies in different countries

Measures were taken to ensure that all patients already enrolled are able to continue

- Currently only minimal impact for enrolled patients and ongoing studies

5

IMU-838 | Clinical Development Program

Phase 2 RRMS

Phase 2 UC

Phase 2a PSC

Q&A
IMU-838

EMPhASIS: Phase 2 Study Overview in RRMS



Coordinating Investigator

Robert Fox, MD (Cleveland Clinic)

Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: 0 ≤ EDSS ≥4.0

Main Treatment Period

- MRI endpoint new combined unique active lesions
- Parallel group design with placebo control
- Overall blinded treatment period 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study for obtaining long-term safety

www.clinicaltrials.gov: NCT03846219

EMPhASIS: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to ~9.5 years (optional)
Blinded
Unblinded
R
30 mg IMU-838
45 mg IMU-838
Placebo
EoMT
EoMT
EoMT
R
30 mg IMU-838
45 mg IMU-838
30 mg IMU-838
45 mg IMU-838
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
EoT
EoT
EoT
EoT
EoS
Scr. exam.
BL MRI
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1° analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL = baseline; exam. = examination; D = day; EoMT = end of main treatment; EoS = end of trial; EoT = end of treatment; MRI magnetic resonance imaging; R = randomization; Scr. = screening; W = week

EMPhASIS: Schedule of MRI Examinations

Primary Endpoint

To evaluate the efficacy of 45 mg/day IMU-838 as compared to placebo based on the cumulative number of new combined unique active lesions at Week 24

Combined Unique Active (CUA) Lesions

Sum of the number of all new Gd-enhanced (Gd+) lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting

All MRI Scans Will be Assessed Centrally by an Independent MRI Reading Center Only

- Baseline
- W6
- W12
- W18
- W24

EMPhASIS: Secondary Endpoints

MRI endpoints

- T2- and T1-lesion load
- T1-lesion load at Weeks 6, 12, 18 and 24 compared to Baseline
- Number of new Gd+, T2, and T1 lesions
- Proportion of patients without new Gd+ lesions over 24 weeks

Relapse-related clinical endpoints

- Mean annualized relapse rate
- Proportion of relapse-free patients

Other clinical endpoints

- Mean change in the EDSS as compared to Baseline
- Proportion of patients with EDSS progression

Safety endpoints

Proportion of patients who experienced at least one of the following AEs:

- Neutropenia
- Lymphopenia
- Diarrhea
- Alopecia
- Hemorrhage
- LFT abnormalities

Biomarker

- Neurofilament light chain in serum

EMPhASIS: Enrollment Completed

As of October 10, 2019 enrollment is completed

Study has enrolled 210 patients in four countries (Ukraine, Bulgaria, Romania, Poland)

Centralized blinded MRI assessment done by Siena Imaging



Recruitment Activity
# of patients
50
45
40
35
30
25
20
15
10
5
0
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Screen failures
Screened
Randomized

EMPhASIS: Enrollment and Discontinuations (Blinded)

210 patients randomized (Feb 2019 – Oct 2019)

↓ 1 patient withdrawn for personal reasons

209 patients received IMP

↓ Discontinuation Rate 4.8%

- 5 patients withdrawn for personal reasons
- 3 patients withdrawn due to lab abnormalities
- 1 patient withdrawn for SAE
- 1 patient withdrawn for lack of efficacy

199 patients completed Blinded Treatment (W24)

↓

199 patients started Extended Treatment

↓ 1 patient withdrawn for relapse (shortly after W24)

198 patients are still on treatment with IMU-838

As of April 27, 2020

EMPhASIS: Current Study Status

- No patient left in blinded treatment phase (initial 24-week period)
- Study is still completely blinded
- Currently monitoring is being performed in anticipation of database lock
- Top-line unblinded data is expected in Q3/2020

Phase 3 planning is ongoing

- Scientific advice meetings with FDA and European agencies have been conducted
- Several international expert meetings with clinical and statistical experts
- Steering Committee: chaired by Fred Lublin (Mount Sinai, New York)

Immunic will share phase 3 plans later this year after release of phase 2 data

IMU-838: Preparation of Phase 3 Readiness


Availability of large quantities of active pharmaceutical ingredient in Q2/2020
Including process development for new formulation fitted to new manufacturing process
New manufacturing process (roller compactor) that allows large scale production has already been developed
Short phase 1 bioequivalence study will be started soon

Immunic THERAPEUTICS

IMU-838: Potential Positioning in RRMS

1	2	3	4	5
Unique properties known from DHODH inhibitors regarding disability progression	Suggestion of sustained activity even after multiple prior DMT	Known protection against John Cunningham virus reactivations and resulting PML	Pharmacokinetic profile (short blood half-life) allowing for convenient treatment interruptions and no need for accelerated washout procedures	Unique safety profile of IMU-838 may open the opportunity of de-escalation following anti-B-cell biologics

Immunic THERAPEUTICS

1. Mode of Action is Highly Competitive for **Slowing Disability Progression**

DHODH inhibitors are at least as effective as S1Ps on Disability Progression

Example

Phase 3 trial of Ponesimod vs. Teriflunomide

Time to 12-week Confirmed Disability Accumulation
Full Analysis Set



Risk Reduction vs teriflunomide 14 mg
17% (95% CL: -18%; 42%)
p = 0.2939 (a)
Patients with event (Kaplan-Meier) %
0
5
10
15
20
Teriflunomide
14 mg
13.2%
10.8%
Ponesimod
20 mg
0 12 24 36 48 60 72 84 96 108
Weeks from randomization
Number at Risk
Ponesimod 20 mg 567 533 517 503 492 480 469 458 449 315
Teriflunomide 14 mg 566 548 528 513 491 481 467 460 439 290

Time to 24-week Confirmed Disability Accumulation
Full Analysis Set



Risk Reduction vs teriflunomide 14 mg
16% (95% CL: -24%; 43%)
p = 0.3720 (a)
Patients with event (Kaplan-Meier) %
0
5
10
15
20
Teriflunomide
14 mg
10.5%
8.7%
Ponesimod
20 mg
0 12 24 36 48 60 72 84 96 108
Weeks from randomization
Number at Risk
Ponesimod 20 mg 567 534 519 506 497 486 475 464 451 318
Teriflunomide 14 mg 566 549 530 517 495 488 475 468 446 297

Teriflunomide showed overall no difference in 12-week or 24-week confirmed disability progression (an endpoint that is actually biased against teriflunomide in this trial given that sequelae from relapses are known to contribute to disability burden).

Kappos L et al. ECTRIMS 2019; Stockholm. Abstract 93

Immunic THERAPEUTICS

2. Treatment Effects Maintained for Patients Discontinuing other DMTs

Teriflunomide provides strong activity even after use of multiple prior DMTs

Post-hoc analysis on ARR & 12wCDP for TER14 from the pooled TEMSO and TOWER datasets (2,251 patients)



Placebo
Teriflunomide 14 mg
ARR, 95% CI
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.794
0.423
0.641
0.464
0.472
0.303
≥2 Prior DMTs
1 Prior DMT
No Prior DMTs
No. of patients
36
41
192
189
523
498

aRR by prior treatment



Placebo
Teriflunomide 14 mg
Probability of Disability Worsening,* 95% CI
0.6
0.4
0.2
0.0
0.298
0.072
0.299
0.201
0.238
0.178
≥2 Prior DMTs
1 Prior DMT
No Prior DMTs
No. of patients
36
41
192
189
523
498

Disability worsening by prior treatment

Teriflunomide showed no less treatment effect in patients with more prior therapies (which may also point to the necessary predominance of neuroprotective effects for patients with more prior DMT).

Freedman M et al. Mult Scler. 2018; 24:535–9
DMT = disease-modifying drugs. ARR = annualized relapse rate

Immunic THERAPEUTICS

3. Teriflunomide as DHODH Inhibitor Shows **Low Risk Regarding PML** Among Available MS Therapies

Teriflunomide

Most Disease Modifying Treatments in MS (in particular when with prior immunomodulator use)

Natalizumab


None
Some
Higher

Chahin S and Berger JR. J Neurovirol. 2015;21;623-631
PML = progressive multifocal leukoencephalopathy, virus reactivation of JC virus in the brain

Immunic THERAPEUTICS

4. **Pharmacokinetic Profile** of IMU-838 is Well Suited for Once Daily Dosing

Lacks need for accelerated elimination procedures known from teriflunomide

IMU-838

- Half-life: 30 hours in humans
- Accumulation factor: 2
- Quick wash-out without need for elimination procedure



Ln(conc.) µg/mL
Oberserved Log (Concentration)
Median
-20
0
100
200
300
400
500

Teriflunomide

- Half-life: 18-19 days in humans
- Accumulation factor: 100
- Accelerated elimination procedure for treatment discontinuations



The accelerated elimination procedure is thought to work by interruption of the reabsorption process at the intestinal level[2]
1
Patient stops taking AUBAGIO and cholestyramine or activated charcoal is taken orally[1,2]
Small intestines
2
Cholestyramine or activated charcoal binds to teriflunomide, helping to prevent reabsorption[2]
3
Teriflunomide is excreted in the stool[2]

Immunic THERAPEUTICS

5. IMU-838 Has Shown a **Favorable Safety and Tolerability Profile** Adverse Events in COMPONENT Trial (RA patients)

→ AE of interest: Diarrhea, Alopecia, Neutropenia

MedDRA SOC	MedDRA Preferred Term	Vidofludimus n=122		Placebo n=119		Total n=241	
		n	%	n	%	n	%
Gastrointestinal Disorders	Diarrhea	7	5.7	7	5.9	14	5.8
Skin and Subcutaneous Tissue Disorders	Alopecia	1	0.8	0	0.0	1	0.4
Blood and Lymphatic System Disorders	White Blood Cell Disorders	0	0.0	1	0.8	1	0.4
Investigations	Neutrophil Count Abnormal	0	0.0	1	0.8	1	0.4

MedDRA Medical Dictionary for Regulatory Activities, SOC system organ class, N number of patients
Muehler A et al., Drugs in R&D, available at: https://link.springer.com/article/10.1007/s40268-019-00286-z
RA: Rheumatoid Arthritis

Immunic THERAPEUTICS

IMU-838: Target Profile in RRMS (1)

IMU-838 is targeted to be the most safe and convenient oral drug in RRMS

For patient

- Convenient safety profile without disturbing social activities
- Absent PML risk
- Long treatment duration through less risk for discontinuation, high patient compliance

For neurologist

- Easy on- and off-dosing
- Few monitoring requirements for treating neurologists
- No black box warning for hepatotoxicity

IMU-838: Target Profile in RRMS (2)

IMU-838 is targeted to be the **treatment of choice as baseline drug for early RRMS patients**

- Escalation therapy consists of an early start with first line therapies switching to second line drugs only when MS disease activity is high despite treatment
- Optimal first line therapies: oral, convenient to take, good safety profile
- Current pandemic situation highlights advantages of antiviral effects for patients

> **"Oral, small molecules are seeing the fastest growth in the market due to their increased patient convenience"***


Escalation strategy
A
Potential Toxicity Efficacy
Treatment X
Treatment C
Treatment B
Treatment A
Diagnosis of MS

Safety profile of IMU-838, combined with the antiviral properties of an DHODH inhibitor may potentially open possibility of sequential treatment with biologics

*BusinessWire: Global Multiple Sclerosis Drugs Market Size, January 29, 2018

5

IMU-838 | Clinical Development Program

Phase 2 RRMS

Phase 2 UC

Phase 2a PSC

Q&A
IMU-838

CALDOSE-1: Phase 2 Study Overview in UC



Coordinating Investigator

Dr. Geert d'Haens (AMC Amsterdam)

Population: RRMS With Relevant Disease Activity

- Male and female patients, aged 18 - 80 years
- Previous treatment failure with immunomodulators, steroids or biologicals
- Active symptoms defined as a Mayo stool frequency score of ≥2 and a modified Mayo endoscopy subscore of ≥2 at the screening flexible sigmoidoscopy (independent central reader)

Induction Period

10 Weeks

Maintenance Period

Up to Week 50

Open-Label Extension Period

- Up to 9 years
- Extension study for obtaining long-term safety

www.clinicaltrials.gov: NCT03341962

CALDOSE-1: Clinical Phase 2 in UC Ongoing

Currently more than
65 active sites in 9 countries

USA, Western,
Central and Eastern Europe

Active IND
in the United States

Overall number of patients:

240

Primary endpoint

Proportion of patients with symptomatic remission and endoscopic healing at week 10

Timelines

Study started in April 2018
Currently estimated to deliver top-line data at the end of 2021

www.clinicaltrials.gov: NCT03341962

CALDOSE-1: General Phase 2 Trial Design in UC



Induction Phase
Maintenance Phase
Placebo (N=60)
10 mg IMU-838 QD (N=60)
30 mg IMU-838 QD (N=60)
45 mg IMU-838 QD (N=60)
R
Patients with symptomatic remission at weeks 10 or 22
R
Placebo (N=60)
10 mg IMU-838 QD
30 mg IMU-838 QD
10 weeks
Until UC relapse or termination
Patient number required: n=240
Final analysis induction phase after 10 weeks
Final analysis maintenance phase after 50 weeks

R = randomization

Immunic THERAPEUTICS

CALDOSE-1: Interim Analysis Established Potentially Broad Effective Dose Range (Performed August 2019)

Performed by an unblinded data review committee (DRC)

Analysis based on all available clinical, endoscopic, biomarker, PD, and safety data

1 Potentially broad effective dose range in UC patients

Doses of 10 – 45 mg may be effective in UC

2 Interim analysis confirmed the good safety profile

- No intolerable dose identified
- No safety signal observed

The interim analysis supported that IMU-838 is a safe oral medication in patients with UC with a broad therapeutic index.

5

IMU-838 | Clinical Development Program

Phase 2 RRMS

Phase 2 UC

Phase 2a PSC

Q&A
IMU-838

Orphan Disease Primary Sclerosing Cholangitis (PSC)

Rare progressive liver disease without approved pharmaceutical treatments


DUCT
SCLEROSIS
AND
FIBROSIS

- Ongoing trial targeted to allow Immunic to gauge clinical activity of IMU-838 in patients with PSC
- If successful, this indication may allow an accelerated path to regulatory approval

IMU-838: Phase 2 Proof-of-Concept Study in PSC



Principle Investigator

Elizabeth Carey, MD, Mayo Clinic

Study Started in August 2019

Currently about half of the patients enrolled

Investigator-Sponsored Trial in Patients with PSC

- Single-arm, open-label, exploratory study planning to enroll 30 patients, aged 18 to 75 years
- Conducted at two Mayo Clinic sites in Arizona and Minnesota
- Supported by NIH grant
- Immunic provides the study medication to clinical sites
- Dosing: 30 mg IMU-838 qd for up to six months
- Primary endpoint: change in serum alkaline phosphatase (ALP) at six months compared to baseline

Expected Results: End of 2020

www.clinicaltrials.gov: NCT03722576

Immunic THERAPEUTICS

Study Flow Chart – IISR using IMU-838 in PSC Patients

Enrollment

Lead-in dosing
15 mg
1 week

Treatment
30 mg
(6 month)

Patient benefit?

yes

End of study
Move to single
patient IND

no

End of study
Resume standard
care

Inclusion Criteria

Male or female subject age 18-75 years

Diagnosis of PSC consistent with the guidelines published by the AASLD.

All subjects must have an elevated serum ALP of at least 1.5 times upper limit of normal (ULN) at baseline plus cholangiographic evidence of PSC (MRI, endoscopic retrograde cholangiography, or direct cholangiography).

5

IMU-838 | Clinical Development Program

Phase 2 RRMS

Phase 2 UC

Phase 2a PSC

Q&A
IMU-838

6

IMU-935

Mode of Action

Positioning and Ongoing Phase 1 Program

Psoriasis

Q&A IMU-935

Autoimmune Diseases and IMU-935

IL-17 in Autoimmune Diseases

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Goal

- Develop an orally available and potent IL-17 inhibitor for the safe and efficacious treatment of autoimmune diseases
- Small molecule inhibitor of RORγt functions in autoimmune disease state without affecting physiological functions of RORγt

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406
[2] Fasching, Patrizia, et al. Molecules 2017 22.1: 134

Immunic THERAPEUTICS

6

IMU-935

Mode of Action

Positioning and Ongoing Phase 1 Program

Psoriasis

Q&A IMU-935

IMU-935: Main Functions of RORγt



Autoimmune situation
+ IMU-935
1
Th
Differentiation
Th17
Th
Block of
differentation
Th17
2
Th
Cytokine
production
Th17
IL-17A
IL-17F
IFN-γ
Th
Block of
cytokine production
Th17
IL-17A
IL-17F
IFN-γ
3
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+
DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

- The differentiation towards Th17 cells is inhibited by IMU-935
- The production of IL-17A and IL-17F is inhibited by IMU-935
- The physiological maturation of T-cells within the thymus is not affected by IMU-935

Immunic THERAPEUTICS

Inhibition of Th17 Differentiation



Th
Block of
differentiation
Th17

Th17 differentiation – murine primary thymocytes



IL-17+ (%)
50
40
30
20
10
0
NS
NS
**
IMU-935
Normalized Th17 differentiation (%)
120
100
80
60
40
20
0
0
100
146.6
200
300
400
500
600
Concentration of inhibitor 1 (nM)
y = 0.0006x² - 0.4442x + 102.25
R² = 0.97064

IC_{50} 150nM – murine cells

Th17 differentiation – human T-ALL cells

IMU-935



% IL-17+ve cells
20
15
10
5
0
0.0
0.2
0.4
0.6
0.8
1.0
1.2
5
10
15
20
Conc (nM)

IC_{50} < 1nM – human cells

Unique: Synergism between RORγT and DHODH


IMU-935
Inverse agonist
co-repressor
RORγT
Inhibition of initiation of target gene transcription
DHODH inhibition
Pyrimidine depletion metabolic stress
HEXIM1 expression
Stop of transcriptional elongation
Synergistic inhibition of cytokine production

Rutz et al., Catokine & Growth Factor Review, 2016
Adapted from Tan et al., Mol. Cell, 2016

Cytokine Inhibition in Low nM Range

②


Th
Cytokine production
Th17
IL-17A
IL-17F
IFN-γ
Th
Block of cytokine production
Th17
IL-17A
IL-17F
IFN-γ

Effect of the development compound IM105935 (IMU-935) in stimulated human PBMCs

→ Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistical inhibition of cytokines with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (µM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, reporter assay)	0.020
DHODH	0.240
Th17 differentiation	< 1 nM

Read-out: effect on cytokine production after 48 hours in PBMCs



Resolution 2.6 A of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

Th17 Differentiation vs. Thymocyte Development

nature immunology

„A two-amino-acid substitution in the transcription factor RORγt disrupts its function in Th17 differentiation but not in the thymocyte development"

Zhiheng He[1,5], Jian Ma[1,5], Ruiqing Wang[1,2], Jing Zhang[1,2], Zhaofeng Huang[3], Fei Wang[1], Subha Sen[1], Ellen V Rothenberg[4,ID] & Zuoming Sun[1,ID]


d
EV
RORγt
RORγt^M
K69R
K81R
0.27
0.52
24.5
20.0
31.9
12.6
8.11
26.4
19.7
14.7
29.5
15.7
18.3
32.3
12.6
CD4
CD8
2.49
29.9
1.73
13.7
29.7
IL-17
CD4
e
NS
**
**
NS
Rescue (%)
EV
RORγt
RORγt^M
K69R
K81R
Thymocyte development
TH17 differentiation

He et al. 2017

Immunic THERAPEUTICS

IMU-935 Maintains Normal Thymocyte Maturation and Retains Basal Activity of RORγt



3
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+



DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

Method:
Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935

Result:
IMU-935 allows normal thymocyte maturation from DN towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)



CD4+ (%)
50
40
30
20
10
0
0 nM/DMSO
3 nM
30 nM
300 nM

Method:
Cellular reporter assay for RORγt activity with LBD of RORγ fused to GAL4 reporter from Indigo was used

Result:
Approximately 20% remaining basal activity of RORγt by IMU-935 at highest dose, whereas comparator molecule showed full inhibition



RLU
0
-1
0
1
2
3
Compound Concentration [10ˣ nM]
C11
IMU-935

20% remaining activity IMU-935

No remaining activity C11

Immunic THERAPEUTICS

IMU-935 Potently Inhibited Cytokine Release in *Ex Vivo* Stimulated Human Skin Punches

Cytokine inhibition in inflamed human skin model


% of cytokine release compared to control
160
140
120
100
80
60
40
20
0
Control
Calciportiol 100nM
IM105935 100nM
IM105935 1µM
GM-CSF
IL-17A
IL-17F
IL-22



IMU-935 is active with **< 100 nM** on
GM-CSF
IL-17A
IL-17F

Method:
Skin punches from human healthy volunteers were *ex vivo* pretreated with IMU-935 for 24 hours and then challenged with a pro-inflammatory cytokine cocktail for another 24 hours.

Result:
IMU-935 demonstrated a strong and dose dependent inhibition of GM-CSF, IL-17A, IL-17F and IL-22.

IMU-935: Efficacy in 6 Day IMQ Induced IL-17 Model

Activity of IMU-935 on IL-17F expression in skin was tested in an imiquimod induced mouse model

- Topical induction of inflammation with imiquimod
- Oral application of IMU-935

Results

- Systemic exposure leads to dose dependent inhibition of IL-17F mRNA expression *in vivo* in the skin
- IMU-935 was more potent in IL- 17F suppression than the corticosteroid control Clobetasol
- Reduction of histological score on ear and skin

Skin IL-17F mRNA expression



Fold Increase of mRNA
22.5
20.0
17.5
15.0
12.5
10.0
7.5
5.0
2.5
0.0
*
*
Negative Control / Naïve
Positive Control+ Vehicle
IMQ + Clobetasol
IMQ + IM105935 (60mpk)
IMQ + IM105935 (30mpk)

IMU-935: Preclinical Summary

Highly selective for RORγ (and DHODH)

No other nuclear receptors, kinases, 44 safety panel

Very potent on human Th17 cells and related cytokines

Th17 differentiation inhibition - < 1 nM

IL-17/IFNγ secretion – IC_{50} 3-5 nM

No impairment of thymocyte maturation – no risk for thymoma anticipated

Activity demonstrated in animal models

Psoriasis/IL-17 models

- *Ex vivo* human skin inflammation - < 100 nM
- Repression of IL-17 expression in IMQ induced murine model

DSS Colitis in therapeutic setting

6

IMU-935

Mode of Action

Positioning and Ongoing Phase 1 Program

Psoriasis

Q&A IMU-935

IMU-935: Phase 1 Study Performed in Australia


1

- Performed by Immunic subsidiary in Australia
- Streamlined process for regulatory approval
  - No central national regulatory agency approval
  - Phase 1 study to be approved by Ethics Committee
  - Availability of commercial Ethics Committees
- Availability of experienced early phase CROs and phase 1 units
  - CMAX phase 1 Unit (Adelaide/SA)
  - Avance Clinical CRO (Adelaide/SA)
- FPI phase 1 for IMU-935: **September 2019**

IMU-935: Phase 1 Study Performed in Three Parts

PART A

Evaluation of single ascending doses (SAD)

—

Healthy volunteers randomized to receive single dose IMU-935 or placebo

—

Five cohorts already completed

—

Safety Monitoring Committee recommended escalation to next dose group, but clinical trials in normal volunteers were then temporarily stopped in Australia due to COVID-19

PART B

Evaluation of multiple ascending doses (MAD)

—

Healthy volunteers randomized to receive 14-day treatment of either IMU-935 or placebo

—

Expected to start Q3/2020, depending on COVID-19 situation

PART C

Evaluation of moderate-to-severe psoriasis patients receiving 28-day treatment of either IMU-935 or placebo

—

Expected to start H2/2020, depending on completion of Part B

Immunic THERAPEUTICS

IMU-935: Phase 1 Design of Part A (SAD) Adaptive Transition to Part B (MAD)


Fasted
Cohort 1 Sentinels (1:1)
Cohort 1
Cohort 2 Sentinels (1:1)
Cohort 2
Cohort 3 Sentinels (1:1)
Cohort 3
Cohort 4 Sentinels (1:1)
Cohort 4
Cohort 5 Sentinels (1:1)
Cohort 5
Cohort 6 Sentinels (1:1)
Cohort 6
Cohort 2 SAD
Adaptive Design
Part B
n=8 Per Cohort
Active (6): Placebo (2)

IMU-935: Pharmacokinetic Results of Single Ascending Dose Cohorts 1-5 Predictable Dose-Linear Pharmacokinetics


Serum half life: 24-27 hours
t-max: 1.3-1.8 hours
Cohort 1 – 25 mg (n=6)
Cohort 2 (Period 1 – Fast) – 50 mg – (n=6)
Cohort 2 (Period 2-Fed) – 50 mg (n=6)
Cohort 3 – 100mg (n=6)
Cohort 4 – 200mg (n=6)
Cohort 5 – 100mg BID (n=6)
Plasma Concentration (ng/mL)
200
175
150
125
100
75
50
25
0
0
12
24

Average pharmacokinetic variables

Dose	C-max ng/mL	T-max (hours)	AUC-24h (h* ng/mL)
25 mg	22.8	1.83	91.9
50 mg (fast)	49.6	1.50	176
50 mg (fed)	46.5	2.67	260
100 mg	95.7	1.33	399
200 mg	199	1.83	1000

Preliminary data

Immunic THERAPEUTICS

IMU-935: Pharmacokinetic Modeling of Multiple Dose

Prediction of multiple dose pharmacokinetics (75 mg IMU-935 BID)

Estimated accumulation factor for multiple dosing 1.22



Plasma Concentration (ng/mL)
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
400.00
Time (h)
IC_{50} IL-17, IFNγ and Th17 diff.

IMU-935: Safety Profile is Unremarkable

Number of subjects with ...	Cohort 1 IMU-935 (25 mg) (n=8)		Cohort 2 IMU-935 Fast (50 mg) (n=8)		Cohort 2 IMU-935 Fed (50 mg) (n=8)		Cohort 3 IMU-935 (100 mg) (n=8)		Cohort 4 IMU-935 (200 mg) (n=8)		Cohort 5 IMU-935 (100 mg BID) (n=8)	
	n	%	n	%	n	%	n	%	n	%	n	%
... TEAEs	8	100	6	75	6	75	7	88	7	88	7	88
... IMU-935 related TEAEs	3	38	3	38	3	38	5	63	4	50	5	63
... Moderate or severe TEAEs	4	50	2	25	1	13	3	38	2	25	1	13
... IMU-935 related, moderate or severe TEAEs	1	13	1	13			1	13				
... SAEs												

Safety profile is still blinded!

- No dose-dependency in adverse event
- No systemic findings in EKG or vital signs
- No systematic changes in lab values
  - Not a single case of elevated liver enzymes

Immunic THERAPEUTICS

6

IMU-935

Mode of Action

Positioning and Ongoing Phase 1 Program

Psoriasis

Q&A IMU-935

Relevance of Th17 in a Broad Range of Diseases



Macrophage
Dendritic cell
• Activation and release of antimicrobial peptides
• Barrier function repair
• Release of CXC chemokines
• Release of G-CSF
Epithelium
IL-22
IL-17A, IL-17F
IL-23, IL-1β
TGFβ
IL-21
IL-6
IL-23
CD3⁺ CD4⁺ T_H17 cells
CD3⁺ T cells:
• γδ T cells
• αβ T cells
• NKT cells
CD3⁺ CD4⁺ T_H0 cells



IBD
Psoriasis
IMU-935
SLE
MS



Keratinocytes
(c) IL-17, IFNγ
(d) β-defensin 2
Myeloid APC
(a) CCL20
(b) IL-1, IL-23
Expansion
Blood vessel
Psoriatic lesion



Treg
Foxp3
Surface markers: CD4, CD25high, CD127low, CTLA-4
Surface markers: CD4, CCR6, IL6R, IL-21R, IL-23R
Th17
ROCK
RORγt
STAT3
TGFβ
IL-10
IL-17
IL-22
IL-21



GM-CSF
IL-12
IFNγ
Microglia/ macrophage
Phagocytosis
TNF-α
Myelin
Neuron
Myelin/axon damage
MHC class I
TCR

Treatment Escalation in Psoriasis


Moderate to Severe Psoriasis
Systemic
Biologics
Apremilast (Otzela®)
Cyclosporine
Methotrexate
Retinoids
Mild to Moderate Psoriasis
Photo
PUVA
UVB
Topical
Corticosteroids
Calcipotriol
Anthralin
Coal tar
Increasing Toxicity
Increasing Effectiveness

Low to Moderate Satisfaction for Oral Immunosuppressants

Moderate to severe psoriasis


10 %
60 %
30 %
0 %
0 %
Low
Low to Moderate
Moderate
Moderat to High
High

Immunic primary market research

Compliance for Different Drug Classes
Moderate to Severe Psoriasis


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
86%
74%
63%
66%
36%
20%
48%
23%
22%
Year 1
Year 3
Year 5
Traditional Oral Immunosuppresants
Biologics
Otezla®

Immunic primary market research

Immunic THERAPEUTICS

Unmet Need in Psoriasis Care



High
Efficacy
Low
Low
Safety/Tolerability
High
IL-17 antibodies
IL-12/IL-23 inhibitors
TNFα inhibitors
UNMET MEDICAL NEED
Adressable area for next-generation oral medications
PDE4 inhibitor
Immuno-suppressants

■ Expensive ■ Affordable

6

IMU-935

Mode of Action

Positioning and Ongoing Phase 1 Program

Psoriasis

Q&A IMU-935

7

IMU-856

Pharmacology, Mode of Action, Safety

Positioning and Clinical Planning

Q&A IMU-856

7

IMU-856

Pharmacology, Mode of Action, Safety

Positioning and Clinical Planning

Q&A IMU-856

Concept of IMU-856: Restoring the Intestinal Barrier Function Without Impairing the Immune System

Increased bowel permeability connects the microbiome and the immune system


Normal tight junction
Leaky and Inflamed
Faulty tight junctions

IMU-856's Target: An Epigenetic Regulator…

… influencing the tightly regulated network of genes and proteins associated with epithelial cell interaction/adhesion through its enzyme activities.



Target
Gene expression
Protein function
Protein activity
Cellular functions

IMU-856: Target Expression and K.O. Model

Target is predominantly expressed in intestinal epithelial cells (IECs) in intestinal crypts

Colon



Small intestine



Structure of mucosa in small intestine


Villus
Shedding Cells
Crypt
Proliferating Cells
Frank Boumphrey M.D. 2009
Stem cells
Intestinal epithelial cells (IECs)

K.O. of target in IECs led to delayed and milder onset of colitis when induced by DSS treatment

IMU-856's Target: Expression in Human Tissue

Biopsy from inflamed tissue of IBD patient

Target expression in crypt cells



687N DAPI Target EpCAM

Target expression in tissue

- Murine data: highest in thymus, kidney, small intestine and colon
- Human data from protein atlas: highest in colon, duodenum and small intestine on RNA level
- In other epithelial cells: kidney tubular and lung epithelial cells

IMU-856: High Selectivity Over Other Protein Family Members


% Inhibition
120
100
80
60
40
20
0
-20
-40
0.1
1
10
100
1000
SubT1
SubT2
SubT3
SubT4
Target
SubT5

- IMU-856 inhibits the target's enzyme activity
- A unique binding mode allows high selectivity over other subtypes

IMU-856: Attractive Pharmacology Profile

		IMU-856
In vitro cell-free	Protein based test, IC_{50}	15 nM
In vitro cell	biomarker in HT-29 cells, EC_{50}	4.3 nM
Selectivity	Other proteins of same family	No inhibition (1 µM)
	87 kinds of enzymes, receptors and channels	No effects (10 µM)
Species differences	Human / Mouse / Rat / Monkey (cell-free test, IC_{50})	15/41/28/31 nM
In vivo IBD models	Mouse DSS models (PAD*)	<1 mg/kg/day

→ IMU-856 shows pharmacological activity at low concentrations *in vitro*, cellular and *in vivo*

IMU-856: *In Vivo* Activity

Colitis Induction	Setting	Duration	Treatment setting	Doses	Efficacy demonstrated?
1.5% DSS	Induction	8 days	Prevention	0.1, 0.3*, 1*mg/kg p.o.	Yes, dose dependent Read-out: colon length
1.5% DSS	Induction	6 days	Prevention	0.3*mg/kg +/- Tacrolimus* p.o.	Yes, synergistic effect between IMU-856 and Tacrolimus Read-out: colon length
3% DSS	Chronic, recovery	3 cycles (6+4 days)	Prevention	0.1, 0.3*, 1*mg/kg p.o.	Yes, dose dependent Read-out: colon length
1.5% DSS	Chronic, recovery	1 cycle (7+4 days)	Prevention	0.1*, 0.3*, 1*mg/kg p.o.	Yes, dose dependent Read-out: colon length
2.8% DSS	Therapeutic	8 days, 1-5 DSS, 4-8 treatment	Therapeutic	1*mg/kg p.o.	Yes Read-out: Diarrhea score, histological score

→ **IMU-856 demonstrates dose dependent activity in several DSS Colitis Models**

* Significant improvement

IMU-856: No Impairment of Immune Response

PHA stimulated human PBMCs, two donors (two different colored lines) – 48h

Read-out: proliferation and cytokine secretion

T cell proliferation: no inhibition < 3.3 µM



IMU-856
1.5
1.0
0.5
0.0
OD=450nm
0
1
2
3
4
log c [nM]

IFN: no inhibition < 3.3 µM



IMU-856
2.0
1.5
1.0
0.5
0.0
OD=450nm
0
1
2
3
4
log c [nM]

IMU-856 has no impact on T cell proliferation and IFNγ secretion at concentrations up to 3.3 µM, highest concentration tested. Regarding the estimated plasma level below 1 µM, we do not expect to see an impact on human immune cells.

Immunic THERAPEUTICS

IMU-856: Impact on Intestinal Permeability

Intestinal permeability was measured as TEER* after barrier-disrupting stimulation in Caco-2 cells**



Transwell insert
Cell monolayer
Permeable membrane
A
B
Apical chamber
Basolateral chamber

*TEER: transepithelial electrical resistance
**Caco-2 cells: Human intestinal epithelial cell lines



Cells seeded onto Transwell (day 0)
Start of assay
when R_{CELL} values reaches the range of 1700 ± 300 Ω
day 0
day 7
day 9
day 16
Maintenance Phase
R_{Cell} value measurements
Stimulation Phase
Recovery Phase
-48 h
0 h
24 h
48 h
72 h
120 h
144 h
168 h
Recovery periods of TNF-α
Recovery periods of IL-6
0 h is defined as 48 h after stimulation with TNF-α or IL-6.
IMU-856

→ IMU-856 was able to maintain epithelial barrier integrity

Immunic THERAPEUTICS

IMU-856: Impact on Barrier Function



TNFα
****
####
\$\$
160
140
120
100
80
75
50
25
0
Relative recovery rate
DMSO
0.1
0.3
1
3
IMU-856 (µM)



IL-6
****
####
\$\$
\$\$\$
140
120
100
80
75
0
Relative recovery rate
DMSO
0.1
0.3
1
3
IMU-856 (µM)
Unstimulated
DMSO
0.1 µM
0.3 µM
1 µM
3 µM
IMU-856 (µM)

→ IMU-856 was able to restore barrier function in cytokine challenged Caco-2 cells

*DMSO vs 3; #DMSO vs 1, \$DMSO vs 0.3; \$DMSO vs. 0.1

Initial Hypothesis on IMU-856's Mode of Action


downregulation[1]
upregulation[2]
Claudin-1
Claudin-2
Relocation of ZO-1 away from the TJ
Leaky gut
Disruption of the architecture of the TJs
IL-6
IMU-856 (µM)
- + + +
- - 1 3
Claudin-1
Claudin-2
Actin
upper
lower
IMU-856
upregulation
downregulation
Claudin-1
Claudin-2
Restoration of the architecture of the TJs

[1] Poritz et al. 2004
[2] Luettig et al. 2015



Jean-Frederic Colombel

MD

Director of The Susan and Leonard Feinstein Inflammatory Bowel Disease Center, Director of The Leona M. and Harry B. Helmsley Inflammatory Bowel Disease Center

Icahn School of Medicine, Mount Sinai Hospital, New York

7

IMU-856

Pharmacology, Mode of Action, Safety	Positioning and Clinical Planning	Q&A IMU-856

IMU-856: Hypothesis of Therapeutic Approach

Compartmentalize microbiome and immune system
By strengthening the bowel barrier function



Microbiota



Immune system

Influencing the microbiome

- Changes in nutrition are driving the increase in disease rates
- Diversity of microbiome is good, but data on pathogenicity of particular species is often inconsistent
- Effects of probiotics on disease have been shown (supportive)

Focus on immunosuppression

- Stimulation of the immune system by the microbiome cannot be prevented
- Suppression of the secondary inflammatory process
- Usually has unintended consequences in terms of adverse event (infections, malignancies, inability to vaccinate)

Immunic THERAPEUTICS

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

In Vivo Surrogate Marker Test for Bowel Permeability

2-Sugars Test: Mannitol / Lactulose


Transcellular
Paracellular
Mannitol size
182 Da
Lactulose size
342 Da
Epithelial Cells (ECs)

Ratio of lactulose/mannitol is surrogate marker for bowel permeability!

1 Sugar (Mannitol)

- Transcellular = reference sugar
- Adjusts test to bowel surface area

2 Sugar (Lactulose)

- Paracellular = indicator sugar
- Blood concentration depends on bowel permeability

Immunic THERAPEUTICS

"2-Sugars Test" Logistics

1 → 2 → 3

1 Patient drinks 2-sugar solution



2 Blood draw about 90-120 min later



3 Lactulose-to-mannitol ratio is determined from plasma



Mannitol
Lactulose
Cellobiose
Signal voltage (mV)
600
500
400
300
200
100
0
Retention time (min)
0
2
4
6
8
10
12

Clinical Evaluation of 2-Sugars Test Currently Ongoing



Principal Investigator

Prof. Jane M. Andrews, MBBS, FRAC, PhD, AGAF
Royal Adelaide Hospital, Australia

Patient Population

- Healthy volunteers
- Patients with
  - Diarrhoea-predominant irritable bowel syndrome (IBS-D)
  - Patients with cancer who receive Immune Checkpoint Inhibitor therapy (ICI)
  - Patients with quiescent UC and CD

Summary of Project

- Pilot investigator study to validate a blood-based bowel permeability test using mannitol/lactulose
- No use of IMU-856

Status

Ongoing and enrolling

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	**Potential Indication: Crohn's Disease**	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

IMU-856: Potential Use in Crohn's Disease

- Mild CD
- Post-operative setting
- Maintenance of remission in CD



7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

Rome IV Diagnostic Criteria for Irritable Bowel Syndrome (IBS)

Rome IV Diagnostic Criteria for IBS

Recurrent abdominal pain, on average, at least one day per week in the previous three months, associated with two or more of the following criteria:

- Defecation
- A change in stool frequency
- A change in stool form (appearance)

Criteria must be fulfilled for the last three months, with symptom onset at least six months before diagnosis

Lacy BE et al. Gastroenterology. 2016; 150:1393-1407

IBS: Prevalence in Major Countries
Change From Rome III to Rome IV Criteria


14.2
7.1
7.6
5.1
15.1
7.8
7.6
3.7
US Females (n=962)
US Males (n=987)
Canada Females (n=980)
Canada Males (n=1008)
Rome III IBS rate (%) by sex age groups in the US and Canada survey samples (without census weighting)
Rome IV IBS rate (%) by sex age groups in the US and Canada survey samples (without census weighting)

Despite the change of the diagnostic criteria, the prevalenve of IBS is about 5-7% in developed countries

Palsson et al. Gastroenterology 2016

IBS-D: Competitive Landscape

Sponsor	Drug	Route of Admin	Mechanism of Action	Stage of Development	Indication	Market Entry	Peak Sales Est.
Astellas Pharma	Ramosetron (Irribow®)	Oral	serotonin 5-HT3 receptor antagonist	Approved 2008 (Japan)	IBS-D	2015	~$29.6M in 2023[1]
Prometheus Laboratories	Alosetron (Lotronex®)	Oral	serotonin 5-HT3 receptor antagonist	Approved 2002 (US)	only for women with severe IBS-D	2002	~$52.5M in 2023[2]
Allergan	Eluxadoline (Viberzi®)	Oral	μ- and κ-opioid receptor agonist and δ-opioid receptor antagonist	Approved 2015 (US & EU)	IBS-D	2015	~$440M in 2020[3]
Salix	Rifaximin (Xifaxan®)	Oral	binding to the β-subunit of bacterial RNA polymerase	Approved (US)	IBS-D, traveler's diarrhea, hepatic encephalopathy.	2013	~$1.75B in 2019[4]

The global therapeutics market for irritable bowel syndrome is set to rise in value from $589.6 million in 2013 to $1.5 billion by 2023, representing a high compound annual growth rate of almost 9.9%, says GlobalData.
[1,2] GlobalData
[3,4] (Mullard, 2015)
IBS-D: diarrhea-predominant IBS

IBS: A Disease Affecting the Gut-Brain Axis


Deconjugated bile acids
SCFAs
Gases
Luminal contents
• Food
• Bile acids
Microbiota
Enteric pathogens
Altered microbiota
Antibiotic use
Lumen
Increased gut barrier permeability
Intestine
Lamina propria
Lymphocytes
Mast cells
Afferent neuron

Shanahan F, Quigley EM. Gastroenterology. 2014 May;146(6):1554-63

IBS-D: Morphological Evidence of Tight Junction Abnormalities in the Jejunum of Patients - Correlates with Abdominal Pain


Microvilli
Claudin
ZO1
F-actin
Myosin
Occludin
MLCK
α-catenin 1
Tight junction
Adherens junction
E-cadherin
β-catenin
Keratin
Desmoglein
Desmocollin
Desmoplakin
Desmosome


Healthy subjects
IBS-D patients
Proportion of dilated junctions
Intercellular distance
Cytoskeleton condensation
Junctions >20 nm (%)
p=0.003
p<0.0001
p=0.0002
nm
Condensed junctions (%)
Healthy subjects
IBS-D patients

Correlation with diarrhea and pain intensity (r=0.74; P=0.002)

Martinez C et al., Gut 2013;62:1160-8

IBS-D: Bowel Permeability is Similar to IBD


*p < 0.05, IBS-D vs. control
**p < 0.001, UC vs. control
Permeability of 51Cr-EDTA (%)
10
5
0
*
**
Control
IBS-D
IBS-C
UC

Gecse K, Róka R, Séra T, Rosztóczy A, Annaházi A, Izbéki F, Nagy F, Molnár T, Szepes Z, Pávics L, Bueno L, Wittmann T. Digestion. 2012;85(1):40-6

Sugar Test in IBS Patients: Increased Permeability Connected to Symptoms



0.30
0.25
0.20
0.15
0.10
0.05
0.00
Lactulose / Mannitol
normal range
IBS patients with increased intestinal membrane permeability
IBS patients without increased intestinal membrane permeability
Normal Controls
IBS patients

Zhou Q, Souba WW, Croce CM, Verne GN. Gut. 2010Jun;59(6):775-84

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

Immune Checkpoint Inhibitors (ICI)


T-cell
TCR
CD28
CTLA-4
PD-1
Antigen
MHC
CD80
CD80
PD-L1
PD-1 inhibitors
-Nivolumab
-Pembrolizumab
CTLA-4 inhibitors
-Ipilimumab
-Tremelimumab
PD-L1 inhibitors
-Atezolizumab
-Durvalumab
-Avelumab

Tumor cells may up-regulate suppressive signaling to T cells via CTLA-4 and PD1, in order to evade the immune anti-tumor response. Checkpoint inhibitors block these inhibitory signals, thereby re-activating the immune response to tumor cells.

De Mello RA et al. 2017 PMID 2803719

ICI: Rates of Immune-Related Adverse Events

	Nivolumab plus Ipilimumab (n = 313)		Nivolumab (n = 313)		Ipilimumab (n = 311)	
Side effects of treatment	**All grades**	**Grade 3/4**	**All grades**	**Grade 3/4**	**All grades**	**Grade 3/4**
All organ systems	300 (96%)	184 **(59%)**	270 (86%)	67 **(21%)**	268 (86%)	86 **(28%)**
Skin (rash, pruritus, vitiligo)	193 (62%)	20 (6%)	144 (46%)	7 (2%)	173 (56%)	9 (3%)
Gastrointestinal tract	150 (48%)	47 (15%)	70 (22%)	11 (4%)	117 (38%)	36 (12%)
Diarrhea	142 (45%)	29 (9%)	67 (21%)	9 (3%)	105 (34%)	18 (6%)
Colitis	40 (13%)	26 (8%)	7 (2%)	3 (1%)	35 (11%)	24 (8%)
Liver (transaminase elevation)	102 (33%)	62 (20%)	25 (8%)	9 (3%)	23 (7%)	5 (2%)
Endocrine organs	106 (34%)	20 (6%)	54 (17%)	5 (2%)	36 (12%)	8 (3%)
Hypothyroidism	53 (17%)	1 (<1%)	33 (11%)	0	14 (5%)	0
Hyperthyroidism	35 (11%)	3 (1%)	14 (4%)	0	3 (1%)	0
Adrenalitis	11 (4%)	6 (2%)	4 (1%)	2 (1%)	4 (1%)	1 (<1%)
Hypophysitis	23 (7%)	5 (2%)	2 (1%)	1 (<1%)	12 (4%)	5 (2%)
Pancreas (lipase/amylase elevation)	70 (22%)	43 (14%)	47 (15%)	20 (6%)	33 (11%)	16 (5%)
Lung (pneumonitis)	24 (8%)	3 (1%)	6 (2%)	1 (<1%)	6 (2%)	1 (<1%)
Kidney (creatinine elevation, nephritis)	22 (7%)	6 (2%)	4 (1%)	1 (<1%)	5 (2%)	1 (<1%)
Hypersensitivity/infusion reactions	13 (4%)	0	14 (4%)	1 (<1%)	8 (3%)	1 (<1%)

Adapted from: Wolchok et al., N Engl J Med 2017; 377: 1345–56

Immunic THERAPEUTICS

ICI: Timing of Immune-Related Adverse Events



Rash, pruritis
Liver toxicity
Diarrhoea, colitis
Hypophysitis
Toxicity grade
0
2
4
6
8
10
12
14

Insult to bowel barrier function that triggers these "autoimmune-like" reactions ???

John B A G Haanen, et al. Annals of oncology 2017

Immunic THERAPEUTICS

Suggested Hypothesis:
Checkpoint Inhibitors Cause Injury to Bowel Barrier Function



a
APC
Proliferation, cytokine production and CTLA4 and PD1 expression
T_{eff} cell
b Health
Microbiota
Dietary product
Intestinal epithelial cell
T_{reg} cell
IL-10
TGFβ
Proliferation of and cytokine production from T_{eff} cells
c Checkpoint inhibition
↑TNF
↑IFNγ
↑IL-17
↑IL-22
Proliferation of and cytokine production from T_{eff} cells
CD28
CD80/86
PD1
PDL1
CTLA4
TCR
MHC–Ag
Ipilimumab
Nivolumab

Samaan et al., Nature Reviews Gastroenterology & Hepatology volume15, pages222–234 (2018)

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	**Medical Positioning**	Development Timelines

Relationship Between Intestinal Permeability, Intestinal Microbiota, and Mucosal Immune Cells


Intestinal permeability
Intestinal microbiota
Muscosal immune cells

Bischoff et al. BMC Gastroenterol. 2014;14:189

IMU-856: Medical Positioning

"IMU-856 is a non-immunosuppressive treatment for gastrointestinal diseases."

"IMU-856 targets the disease-causing trigger"

Maintaining immunocompetency in patients may

- Avoid infections
- Allow vaccinations during therapy
- Maintain cancer surveillance

Potentially providing LONG-TERM SAFETY

Improvement of the bowel barrier function may

- Remove bacterial triggers for relapse
- Maintain remission
- Reduce symptoms

Potentially differentiating as MAINTENANCE DRUG

7

IMU-856 | Concept of Clinical Activity

In Vivo Biomarker Test for Intestinal Permeability	Potential Indication: Crohn's Disease	Potential Indication: IBS-D
Potential Indication: ICI Colitis	Medical Positioning	Development Timelines

IMU-856: Development Concept

Finalize preclinical work – H1/2020

Phase 1 starting with FPI – 2020

Includes patient population for confirmation of pharmacodynamic activity

- Safety and pharmacokinetics in healthy volunteers (Part A – SAD, Part B – MAD)
- In Part C, patients with IBS-D and IBD will be included
- 2-sugar test performed for bowel permeability to monitor IMU-856 therapy effects

7

IMU-856

Pharmacology, Mode of Action, Safety

Positioning and Clinical Planning

Q&A IMU-856

8

Immunic Therapeutics

Summary and Closing Remarks

Summary and Highlights

Advanced and well balanced pipeline:
Three products in development

Cash position of
USD 18.6 million
(as of March 31, 2020)

Phase 2 data read-outs ahead:
Several clinical phase 2 trials with IMU-838 expected to read-out in the next couple of months

Raised approximately USD 17.3 million
in April 2020 via a registered direct offering and ATM issuances, substantially extending cash runway beyond important value inflection points

Phase 2 in COVID-19 to start soon
IMU-838 is a potential COVID-19 solution
Broad-spectrum antiviral activity

Skilled and highly motivated team delivering on promise

Multiple Near-Term Value Drivers

Maturing pipeline

Major milestones expected in the next 18 months

- **Data from phase 2 trial in RRMS expected in 3Q/2020**
  Would pave the way towards phase 3
- **COVID-19 global phase 2 trial expected to start soon**
  First data expected in late summer
  Trial design would allow for expansion into confirmatory phase 3 trial this year
- PSC phase 2 clinical data from Mayo Clinic IST expected in early 2021
- Safety and tolerability results of the oral IL-17 inhibitor IMU-935 phase 1 SAD and MAD parts expected later this year
- First activity data for IMU-935 from psoriasis part of phase 1 trial anticipated next year
- New approach for treating gastrointestinal diseases with IMU-856 entering clinical phase 1 this year

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
IZB Martinsried
R&D Center
Munich, Germany

Immunic Research GmbH
Weinberg Campus
Halle, Germany

Immunic Australia Pty. Ltd.
Melbourne, Australia



Thank You!

Thank you!

Immunic, Inc.

1200 Ave of the Americas, Suite 200
New York, NY 10036
USA

Jessica Breu



Manager IR & Communications

Phone: +49 89 2080 477 09

Email: ir@imux.com